                                                                       EX. 99.17

 [ GRAPHIC OMITTED ]                                 FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-1
--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1









               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER




                                JANUARY 10, 2006
--------------------------------------------------------------------------------


RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[ GRAPHIC OMITTED ]                                 FREE WRITING PROSPECTUS FOR
                                                           OWNIT, SERIES 2006-1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




--------------------------------------------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

TOTAL
                                                                  AGGREGATE
                                                                  PRINCIPAL        PERCENT OF      WEIGHTED        WEIGHTED
                                             NUMBER OF             BALANCE          MORTGAGE        AVERAGE        AVERAGE
                                           MORTGAGE LOANS        OUTSTANDING          POOL          COUPON           FICO

                                        --------------------  ------------------  -------------  -------------  --------------

1st Lien, No Silent 2nd                                  755     $172,854,486.34         23.83%         6.925%             641
1st Lien, with Silent 2nd                              2,088     $521,891,683.55         71.94%         6.419%             677
1st, with Loud 2nds in deal                               84      $18,225,932.32          2.51%         6.518%             667
2nd, standalone                                          167       $7,503,614.26          1.03%        10.297%             649
2nd lien,1st lien in deal                                 84       $4,931,233.98          0.68%         9.842%             668

                                        --------------------  ------------------  -------------  -------------  --------------

TOTAL:                                                 3,178     $725,406,950.45        100.00%         6.605%             668




TOTAL


                                         AVERAGE     ORIGINAL     ORIGINAL       FULL
                                         BALANCE        LTV         CLTV          DOC           DTI

                                       -----------  -----------  -----------  -----------   -----------

1st Lien, No Silent 2nd                   $228,946       75.53%       75.53%       89.75%        40.15%
1st Lien, with Silent 2nd                 $249,948       78.64%       99.21%       78.65%        44.88%
1st, with Loud 2nds in deal               $216,975       78.29%       99.40%       72.88%        45.19%
2nd, standalone                            $44,932       99.36%       99.36%       77.35%        44.60%
2nd lien,1st lien in deal                  $58,705       99.63%       99.63%       72.50%        46.15%

                                       -----------  -----------  -----------  -----------   -----------

TOTAL:                                    $228,259       78.25%       93.58%       81.09%        43.76%


GROUP 1
                                                                  AGGREGATE
                                                                  PRINCIPAL        PERCENT OF      WEIGHTED        WEIGHTED
                                             NUMBER OF             BALANCE          MORTGAGE        AVERAGE         AVERAGE
                                           MORTGAGE LOANS        OUTSTANDING          POOL          COUPON           FICO

                                        --------------------  ------------------  -------------  -------------   -------------

1st Lien, No Silent 2nd                                  626     $172,854,486.34         23.83%         7.032%             633
1st Lien, with Silent 2nd                                924     $521,891,683.55         71.94%         6.473%             666
1st, with Loud 2nd in deal                                46      $18,225,932.32          2.51%         6.574%             661
2nd, standalone                                          102       $7,503,614.26          1.03%        10.376%             642
2nd lien,1st lien in deal                                 46       $4,931,233.98          0.68%         9.914%             661

                                        --------------------  ------------------  -------------  -------------   -------------

TOTAL:                                                 1,744     $290,432,736.20        100.00%         6.785%             652



GROUP 1


                                        AVERAGE     ORIGINAL      ORIGINAL       FULL
                                        BALANCE        LTV          CLTV          DOC          DTI

                                      -----------  -----------  -----------   -----------  -----------

1st Lien, No Silent 2nd                  $195,287       74.25%        74.25%       90.27%       40.15%
1st Lien, with Silent 2nd                $167,353       78.72%        99.00%       89.43%       45.57%
1st, with Loud 2nd in deal               $169,418       78.75%        98.79%       80.98%       45.21%
2nd, standalone                           $37,875       99.54%        99.54%       85.33%       45.98%
2nd lien,1st lien in deal                 $41,137       99.20%        99.20%       78.92%       46.01%

                                      -----------  -----------  -----------   -----------  -----------

TOTAL:                                   $166,533       77.25%        88.58%       89.43%       43.29%



GROUP 2
                                                                  AGGREGATE
                                                                  PRINCIPAL        PERCENT OF      WEIGHTED        WEIGHTED
                                             NUMBER OF             BALANCE          MORTGAGE        AVERAGE         AVERAGE
                                           MORTGAGE LOANS        OUTSTANDING          POOL          COUPON           FICO

                                        --------------------  ------------------  -------------  -------------   -------------

1st Lien, No Silent 2nd                                  129      $50,604,856.03          6.98%         6.666%             660
1st Lien, with Silent 2nd                              1,164     $367,257,287.08         50.63%         6.396%             681
1st, with Loud 2nd in deal                                38      $10,432,710.14          1.44%         6.476%             671
2nd, standalone                                           65       $3,640,407.14          0.50%        10.212%             656
2nd lien,1st lien in deal                                 38       $3,038,953.86          0.42%         9.797%             673

                                        --------------------  ------------------  -------------  -------------   -------------

TOTAL:                                                 1,434     $434,974,214.25        100.00%         6.485%             678



GROUP 2


                                        AVERAGE     ORIGINAL     ORIGINAL        FULL
                                        BALANCE        LTV         CLTV           DOC          DTI

                                      -----------  -----------  -----------   -----------  -----------

1st Lien, No Silent 2nd                  $392,286       78.63%       78.63%        88.50%       40.15%
1st Lien, with Silent 2nd                $315,513       78.61%       99.30%        74.11%       44.58%
1st, with Loud 2nd in deal               $274,545       77.95%       99.85%        66.83%       45.17%
2nd, standalone                           $56,006       99.18%       99.18%        68.89%       43.14%
2nd lien,1st lien in deal                 $79,972       99.90%       99.90%        68.50%       46.24%

                                      -----------  -----------  -----------   -----------  -----------

TOTAL:                                   $303,329       78.92%       96.91%        75.52%       44.08%
